[LOGO OF EATON VANCE APPEARS HERE]                        [ARTWORK APPEARS HERE]








Annual Report December 31, 1998


[ARTWORK OF NYSE FLAG             EATON VANCE
   APPEARS HERE]                    BALANCED
                                      FUND


                     Global Management-Global Distribution


[ARTWORK OF TRADING FLOOR APPEARS HERE]

Eaton Vance Balanced Fund as of December 31, 1998
--------------------------------------------------------------------------------
Letter to Shareholders

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes
President

Eaton Vance Balanced Fund, Class A shares, had a total return of 13.4% during the year ended December 31, 1998. That return was the result of a decrease in net asset value per share (NAV) from $8.70 on December 31, 1997 to $8.14 on December 31, 1998, and the reinvestment of $0.22 per share in income dividends and $1.467 per share in capital gains distributions./1/

Class B shares had a total return of 12.6% for the same period, the result of an unchanged NAV of $13.68, and the reinvestment of $0.215 per share in income dividends and $1.467 per share in capital gains distributions./1/

Class C shares had a total return of 12.5% for the same period, the result of a decrease in NAV from $13.24 to $13.17, and the reinvestment of $0.22 per share in income dividends and $1.467 per share in capital gains distributions./1/

By comparison, average total return performance of funds in the Lipper Balanced Funds category was 13.5% for the same time period./2/

This year saw extreme gyrations in the stock market. After an impressive rally in the first half of 1998, the market posted heavy losses from August to early October, then performed strongly in the fourth quarter. Investor confidence was bolstered by the Federal Reserve Board's interest rate cuts, modest economic growth, and low inflation. Stock prices moved upwards, despite the looming impeachment trial of President Clinton and signs of weakness in corporate profits. The four-year period ending in 1998 marked the first time in history that the S&P 500 achieved four consecutive years of annual total returns of at least 20%.

The bond markets were also quite volatile. With interest rates falling and inflation nowhere in sight, U.S. Treasury bonds posted strong returns. However, bonds of lower quality, including corporate bonds and mortgage-backed securities, dramatically underperformed Treasury issues in 1998.

Looking forward, the factors that precipitated the turbulence in stock and bond markets in 1998 remain present: Asian economies, while stabilized, are still not strong; corporate earnings have been lackluster; and ongoing currency crises worldwide continue to worry the credit markets.

Eaton Vance believes that such market fluctuations underscore the benefits of a balanced approach to investing. On the following pages, Portfolio Manager Thomas Faust discusses the past 12 months and offers his outlook for the year ahead.

                                          Sincerely,

                                          /s/ James B. Hawkes

                                          James B. Hawkes
                                          President
                                          February 1, 1999

--------------------------------------------------------------------------------
Performance/3/                           Class A     Class B     Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                  13.4%       12.6%       12.5%
Five Years                                14.8        13.6        12.9
Ten Years                                 13.3         N.A.        N.A.
Life of Fund+                             10.3        13.3        12.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                   6.9%        7.6%       11.5%
Five Years                                13.5        13.4        12.9
Ten Years                                 12.7         N.A.        N.A.
Life of Fund+                             10.2        13.1        12.7

+Inception Dates - Class A: 4/01/32; Class B: 11/02/93; Class C: 11/02/93

Ten Largest Equity Holdings/4/
--------------------------------------------------------------------------------
Sepracor, Inc.                                  2.5%
Unilever ADR                                    2.1
Sofamor Danek Group, Inc.                       2.1
SunAmerica, Inc.                                2.1
Mutual Risk Management Ltd.                     2.1
Warner-Lambert Co.                              1.7
Tyson Foods, Inc.                               1.6
Waste Management, Inc.                          1.6
CVS Corp.                                       1.5
Reynolds & Reynolds, Inc. Class A               1.5

/1/ These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. /2/ It is not possible to invest directly in an Index or Lipper average. /3/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule:
5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. /4/ As of 12/31/98. Ten largest equity holdings accounted for 18.8% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Balanced Fund as of December 31, 1998
--------------------------------------------------------------------------------
Management Discussion


An interview with Thomas E. Faust Jr., Vice President and Portfolio Manager of the Balanced Portfolio

[PHOTO OF THOMAS E. FAUST JR. APPEARS HERE]

Thomas E. Faust Jr.
Portfolio Manager


Q:   Tom, how would you summarize the performance of the stock market in 1998?

A: They said it couldn't be done, but this is the fourth year in a row of 20%-plus returns for the S&P 500 Index, which is unprecedented. This was a strange year, though, in a lot of ways. It was very tough to beat the S&P 500, which was up 28.5% (market cap weighted). More than half of the Index's returns came from just 15 stocks - each of which is a large-capitalization stock with a market value of more than $60 billion. Out of the 500 Index stocks, fewer than 145 stocks did as well as the Index itself, and a majority underperformed the Index by more than 20%.

     Market leadership was concentrated in a small number of stocks, particularly expensive large cap stocks, with an emphasis on technology. If you owned those, it was the best of times. If you owned other things, it was much rockier. It was particularly difficult to compete with any sort of a value orientation. I can't recall another year when the performance disparity among large-cap, mid-cap, and small-cap growth stocks was as dramatic as it was in 1998.

Q: Was there a similar split performance in the other major asset class of this Portfolio, bonds?

A: Overall, it was a decent year for bonds. The total return performance of the Lehman Brothers Government/Corporate Index was about 9.5%, consisting of interest income plus some price appreciation. But again, it was a tale of two markets on the bond side. The Treasury market did quite well, but the corporate bond market did rather poorly. Investors became more risk-averse due to the financial collapse in Russia, concerns about Brazil, major problems in Southeast Asia, and the corporate sector's exposure to these hotspots. So, it was an uneven year in the bond market as well.

Q: How does the Balanced Portfolio weather this kind of volatility in both the stock and bond markets?

A: The Balanced Portfolio is a fairly conservative core Portfolio that combines investments in stocks and bonds. Investing in both stocks and bonds can minimize volatility, as compared to investing strictly in stocks. Our performance over time has tended to be intermediate between the returns of the stock market and bond market returns, and that's where we were in 1998.


Portfolio Allocation+
--------------------------------------------------------------------------------
As a percentage of total net assets

[PIE CHART APPEARS HERE]

Common Stocks     62.5%
Corp. Bonds       22.4%
U.S. Treasuries   12.8%
Other              2.3%

+ Portfolio allocation subject to change due to active management.

Eaton Vance Balanced Fund as of December 31, 1998
--------------------------------------------------------------------------------
Management Discussion



Q: Did you maintain large weightings in the finance and healthcare sectors this year?

A: Yes, we did. We ended the year with approximately 13% of the equity portion of the Portfolio invested in financial stocks, mostly in insurance but with exposure to banks and various financial companies. It's a sector that generally has performed well and provided the Fund with good returns. However, financials did have some problems during the course of the year, and exposure to credit concerns in various places did hurt the financial companies. Nonetheless, financial stocks came back in the fourth quarter from losses in the third quarter. So, it was a bit of a volatile year.

     Healthcare stocks, at about 16% of the equity portion of the Portfolio, also generally performed well, and certainly a number of our stand-out performers in the Fund came from the healthcare sector. Sepracor, our largest holding, was a significant contributor to performance at the end of the year. Another successful holding was Sofamor-Danek, the subject of a takeover that was completed in early 1999. Through our research and analysis, we had identified both companies as highly promising, and each produced very strong returns for the Portfolio in 1998.

Q:   What more can you tell us about the Portfolio's largest holding, Sepracor?

A: Sepracor is a drug development company with a twist: they develop improved versions of existing drugs. Many major drugs on the market today are "racemic mixtures," which means there are two parts: one therapeutic, and the other often producing certain undesirable side effects. Sepracor employs a drug development and production technology that could separate these two parts. They are in the early stages of rolling out these potentially blockbuster drugs that are follow-on products to some of today's largest selling drugs.

     Typically, Sepracor enters into royalty and profit-sharing arrangements with the developer and marketer of the original compound. One of the compounds they have in development is a successor to Claritin, the major antihistamine from Schering-Plough; the arrangement was announced toward the beginning of the year. Then, near the end of the year, another arrangement was announced with Eli Lilly for a successor product to Prozac. Those are two blockbuster products, so this company could be very profitable in 3 or 4 years' time. It's a great recipe for success in the drug business.

Q: You mentioned another large holding, Sofamor-Danek. Why is this stock a strong performer in the Portfolio?

A: Sofamor-Danek has been one of our largest holdings over the last several years. In 1998, the company entered into a merger agreement with Medtronic, which is the largest cardio-vascular device company in the U.S. Sofamor-Danek will become their orthopedic/neurological arm. The stock has been a great winner for us. Four or five years ago, it was widely viewed as a company in trouble due to regulatory and legal problems. Today, the company has come back to the point that it has been acquired by an industry leader, and everything looks pretty good for the company.

Q:   What concerns do you have for the stock market in 1999?

A: Certainly, stock valuations are my biggest concern. Simply put, stocks are expensive. Not all stocks, but there's a tier, particularly of internet stocks and technology stocks, where the valuation begs the question, Does this make sense? The answer is often no, but in many cases these are stocks that were big leaders last year, so momentum is in their favor. I do worry that a return to more rational valuation levels for some of these market-leading companies could potentially put the market at some risk. I don't think it's a huge risk - there are still positive things in this market, the biggest one probably being low interest rates. The fact is that stocks still look like a relatively good place to put your money. But overall, I would say that I'm somewhat cautious of the equity market.

Eaton Vance Balanced Fund as of December 31, 1998
--------------------------------------------------------------------------------
Management Discussion


Q:   What is your outlook for the bond market in 1999?

A: There is a particular area I'll be keeping my eye on. It's pretty clear that there's been a major push around the world among policy makers and central banks to try and stimulate various economies. So, there's been an enormous growth in money supply around the world. I think there's some potential that we will see increasing concerns about inflation as the year goes on, and that's going to worry bond investors. Therefore, I'm a little cautious on both sides: there's a lot of risk related to valuations on the stock side, and there's risk on the bond side related to money supply growth and aggressive efforts to fight deflation in the U.S., Europe, Japan, and Southeast Asia. I should emphasize that I'm not bearish, just cautious near-term. Our focus remains long-term; ours is a measured approach and we try not to take big risks.


Eaton Vance Balanced Fund, Class A vs.
Standard & Poor's 500

             Date            Fund/NAV         Fund/MOP           S&P
             ----            --------         --------           ---
         12/31/88             $10,000           $9,422       $10,000
          1/31/89             $10,456           $9,852       $10,711
          2/28/89             $10,298           $9,703       $10,401
          3/31/89             $10,413           $9,812       $10,708
          4/30/89             $10,790          $10,166       $11,244
          5/31/89             $11,002          $10,366       $11,639
          6/30/89             $11,078          $10,437       $11,651
          7/31/89             $11,635          $10,963       $12,680
          8/31/89             $11,727          $11,049       $12,877
          9/30/89             $11,757          $11,078       $12,896
         10/31/89             $11,681          $11,006       $12,572
         11/30/89             $11,835          $11,151       $12,780
         12/31/89             $12,076          $11,378       $13,159
          1/31/90             $11,530          $10,864       $12,253
          2/28/90             $11,709          $11,032       $12,358
          3/31/90             $11,758          $11,079       $12,761
          4/30/90             $11,514          $10,848       $12,418
          5/31/90             $12,209          $11,504       $13,560
          6/30/90             $12,226          $11,520       $13,560
          7/31/90             $12,430          $11,712       $13,489
          8/31/90             $11,740          $11,062       $12,217
          9/30/90             $11,550          $10,883       $11,705
         10/31/90             $11,481          $10,818       $11,627
         11/30/90             $11,935          $11,246       $12,324
         12/31/90             $12,199          $11,494       $12,749
          1/31/91             $12,428          $11,709       $13,278
          2/28/91             $12,802          $12,062       $14,172
          3/31/91             $12,944          $12,196       $14,594
          4/30/91             $12,998          $12,246       $14,599
          5/31/91             $13,233          $12,469       $15,162
          6/30/91             $12,959          $12,210       $14,562
          7/31/91             $13,398          $12,624       $15,216
          8/31/91             $13,695          $12,903       $15,515
          9/30/91             $13,824          $13,025       $15,340
         10/31/91             $14,083          $13,269       $15,522
         11/30/91             $13,896          $13,093       $14,840
         12/31/91             $14,795          $13,940       $16,617
          1/31/92             $14,448          $13,613       $16,286
          2/28/92             $14,546          $13,705       $16,442
          3/31/92             $14,331          $13,503       $16,199
          4/30/92             $14,487          $13,650       $16,651
          5/31/92             $14,751          $13,898       $16,667
          6/30/92             $14,872          $14,012       $16,507
          7/31/92             $15,255          $14,374       $17,157
          8/31/92             $15,316          $14,430       $16,745
          9/30/92             $15,397          $14,507       $17,027
         10/31/92             $15,234          $14,353       $17,063
         11/30/92             $15,482          $14,587       $17,580
         12/31/92             $15,749          $14,839       $17,881
          1/31/92             $15,792          $14,879       $18,007
          2/28/93             $16,094          $15,164       $18,196
          3/31/93             $16,288          $15,347       $18,659
          4/30/93             $16,180          $15,245       $18,185
          5/31/93             $16,234          $15,296       $18,598
          6/30/93             $16,502          $15,549       $18,748
          7/31/93             $16,592          $15,633       $18,648
          8/31/93             $17,266          $16,268       $19,290
          9/30/93             $17,470          $16,460       $19,230
         10/31/93             $17,560          $16,545       $19,603
         11/30/93             $17,115          $16,126       $19,350
         12/31/93             $17,511          $16,499       $19,675
          1/31/94             $18,181          $17,130       $20,314
          2/28/94             $17,723          $16,699       $19,704
          3/31/94             $17,023          $16,039       $18,935
          4/30/94             $17,119          $16,130       $19,153
          5/31/94             $17,156          $16,165       $19,391
          6/30/94             $16,783          $15,813       $19,016
          7/31/94             $17,331          $16,329       $19,615
          8/31/94             $17,658          $16,638       $20,353
          9/30/94             $17,256          $16,259       $19,946
         10/31/94             $17,407          $16,401       $20,362
         11/30/94             $17,041          $16,056       $19,558
         12/31/94             $17,193          $16,200       $19,942
          1/31/95             $17,371          $16,367       $20,426
          2/28/95             $18,046          $17,003       $21,163
          3/31/95             $18,481          $17,413       $21,878
          4/30/95             $18,917          $17,824       $22,490
          5/31/95             $19,662          $18,526       $23,306
          6/30/95             $19,973          $18,819       $23,959
          7/31/95             $20,413          $19,233       $24,721
          8/31/95             $20,779          $19,578       $24,713
          9/30/95             $21,066          $19,848       $25,858
         10/31/95             $21,092          $19,873       $25,729
         11/30/95             $21,668          $20,416       $26,785
         12/31/95             $22,297          $21,009       $27,409
          1/31/96             $22,653          $21,344       $28,303
          2/28/96             $22,732          $21,418       $28,500
          3/31/96             $22,898          $21,574       $28,879
          4/30/96             $23,063          $21,730       $29,267
          5/31/96             $23,324          $21,976       $29,936
          6/30/96             $23,519          $22,160       $30,172
          7/31/96             $22,739          $21,424       $28,791
          8/31/96             $23,225          $21,883       $29,333
          9/30/96             $23,957          $22,572       $31,097
         10/31/96             $24,435          $23,022       $31,910
         11/30/96             $25,548          $24,071       $34,251
         12/31/96             $25,333          $23,869       $33,686
          1/31/97             $26,397          $24,872       $35,752
          2/28/97             $26,457          $24,928       $35,964
          3/31/97             $25,670          $24,186       $34,595
          4/30/97             $26,552          $25,017       $36,616
          5/31/97             $27,716          $26,114       $38,761
          6/30/97             $28,555          $26,904       $40,622
          7/31/97             $30,361          $28,607       $43,795
          8/31/97             $29,101          $27,419       $41,279
          9/30/97             $30,269          $28,520       $43,660
         10/31/97             $30,010          $28,275       $42,154
         11/30/97             $30,465          $28,705       $44,034
         12/31/97             $30,806          $29,025       $44,909
          1/31/98             $31,160          $29,359       $45,365
          2/28/98             $32,766          $30,873       $48,560
          3/31/98             $33,942          $31,980       $51,160
          4/30/98             $34,405          $32,416       $51,624
          5/31/98             $33,691          $31,743       $50,652
          6/30/98             $34,049          $32,081       $52,844
          7/31/98             $33,655          $31,710       $52,230
          8/31/98             $30,686          $28,912       $44,615
          9/30/98             $32,271          $30,406       $47,598
         10/31/98             $33,243          $31,322       $51,419
         11/30/98             $34,201          $32,224       $54,460
         12/31/98             $34,942          $32,922       $57,717


Performance**                            Class A     Class B     Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                  13.4%       12.6%       12.5%
Five Years                                14.8        13.6        12.9
Ten Years                                 13.3         N.A.        N.A.
Life of Fund+                             10.3        13.3        12.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                   6.9%        7.6%       11.5%
Five Years                                13.5        13.4        12.9
Ten Years                                 12.7         N.A.        N.A.
Life of Fund+                             10.2        13.1        12.7

+Inception Dates - Class A: 4/01/32; Class B: 11/02/93; Class C: 11/02/93

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 4/01/32. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
     The chart compares the Fund's total return with those of the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. The S&P 500 is an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock performance. The Lehman Brothers Corporate/Government Index is a diversified, unmanaged index of corporate and U.S. government bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index and the Lehman Brothers Corporate/Government Bond Index. An investment in the Fund's Class B and Class C shares on 11/30/93 at net asset value would have grown to $19,274 and $18,624 on December 31, 1998, respectively. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index.
** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Balanced Fund as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in Balanced Portfolio, at value
    (identified cost, $282,393,927)                         $355,353,036
Receivable for Fund shares sold                                  207,543
Deferred organization expenses                                       180
--------------------------------------------------------------------------------
Total assets                                                $355,560,759
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Dividends payable                                           $     11,435
Payable for Fund shares redeemed                               1,454,891
Payable to affiliate for Trustees' fees                              983
Other accrued expenses                                           238,851
--------------------------------------------------------------------------------
Total liabilities                                           $  1,706,160
--------------------------------------------------------------------------------
Net Assets                                                  $353,854,599
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                             $275,372,390
Accumulated undistributed net realized gain from
    Portfolio (computed on the basis of identified cost)       5,182,260
Accumulated undistributed net investment income                  340,840
Net unrealized appreciation from Portfolio (computed
    on the basis of identified cost)                          72,959,109
--------------------------------------------------------------------------------
Total                                                       $353,854,599
--------------------------------------------------------------------------------


Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                  $270,276,766
Shares Outstanding                                            33,199,411
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest             $       8.14
    outstanding)
Maximum Offering Price Per Share
    (100 / 94.25 of $8.14)                                  $       8.64
--------------------------------------------------------------------------------


Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                  $ 72,835,536
Shares Outstanding                                             5,323,658
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (net assets / shares of beneficial interest
    outstanding)                                            $      13.68
--------------------------------------------------------------------------------


Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                  $ 10,742,297
Shares Outstanding                                               815,945
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (net assets / shares of beneficial interest             $      13.17
    outstanding)
--------------------------------------------------------------------------------
On  sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends allocated from Portfolio (net of
    foreign taxes, $48,178)                                 $  4,082,039
Interest allocated from Portfolio                              7,922,884
Expenses allocated from Portfolio                             (2,359,218)
--------------------------------------------------------------------------------
Net investment income from Portfolio                        $  9,645,705
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Trustees fees and expenses                                  $      3,351
Distribution and service fees
        Class A                                                  348,565
        Class B                                                  643,803
        Class C                                                   85,805
Transfer and dividend disbursing agent fees                      451,426
Printing and postage                                              44,275
Registration fees                                                 34,378
Custodian fee                                                     33,122
Legal and accounting services                                     20,977
Amortization of organization expenses                             16,060
Miscellaneous                                                     26,399
--------------------------------------------------------------------------------
Total expenses                                              $  1,708,161
--------------------------------------------------------------------------------

Net investment income                                       $  7,937,544
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $ 56,088,133
--------------------------------------------------------------------------------
Net realized gain                                           $ 56,088,133
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                             $(20,974,299)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $(20,974,299)
--------------------------------------------------------------------------------

Net realized and unrealized gain                            $ 35,113,834
--------------------------------------------------------------------------------

Net increase in net assets from operations                  $ 43,051,378
--------------------------------------------------------------------------------



                       See note to financial statements

Eaton Vance Balanced Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)              Year Ended             Year Ended
in Net Assets                    December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income             $  7,937,544          $   6,043,945
    Net realized gain                   56,088,133             20,676,352
    Net change in unrealized
        appreciation (depreciation)    (20,974,299)            23,123,556
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                   $ 43,051,378          $  49,843,853
--------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income
        Class A                       $ (6,508,416)         $  (5,802,058)
        Class B                           (993,141)                    --
        Class C                           (137,056)                    --
    From net realized gain
        Class A                        (42,983,323)           (25,427,692)
        Class B                         (7,093,638)                    --
        Class C                         (1,058,761)                    --
--------------------------------------------------------------------------------
Total distributions to shareholders   $(58,774,335)         $ (31,229,750)
--------------------------------------------------------------------------------
Transactions in shares of
    beneficial interest --
    Proceeds from sale of shares
        Class A                       $ 12,361,950          $   8,832,967
        Class B                         18,222,027                     --
        Class C                          5,551,967                     --
    Issued in reorganization of
        EV Marathon and
        Classic Investors Funds
        Class B                         59,501,704                     --
        Class C                          7,307,794                     --
    Net asset value of shares
        issued to shareholders
        in payment of
        distributions declared
        Class A                         36,065,386             22,842,764
        Class B                          7,242,661                     --
        Class C                          1,135,545                     --
    Cost of shares redeemed
        Class A                        (26,590,459)           (26,777,414)
        Class B                        (11,838,168)                    --
        Class C                         (3,112,669)                    --
--------------------------------------------------------------------------------
Net increase in net assets from
    Fund share transactions           $105,847,738          $   4,898,317
--------------------------------------------------------------------------------

Net increase in net assets            $ 90,124,781          $  23,512,420
--------------------------------------------------------------------------------


                                 Year Ended             Year Ended
Net Assets                       December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------
At beginning of year                  $263,729,818          $ 240,217,398
--------------------------------------------------------------------------------
At end of year                        $353,854,599          $ 263,729,818
--------------------------------------------------------------------------------


Accumulated
undistributed net
investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                        $    340,840          $     205,985
--------------------------------------------------------------------------------




                       See notes to financial statements

Eaton Vance Balanced Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                             Year Ended December 31,             Year Ended December 31,      Year Ended January 31,
                                                       1998                   1997        1996      1995(1)      1995        1994
                                          Class A     Class B    Class C     Class A     Class A    Class A     Class A     Class A
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year      $ 8.700    $ 13.680   $ 13.240    $  8.090    $  8.150    $ 6.840     $ 7.600     $ 7.390
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                     $ 0.226    $ 0.231    $ 0.216     $  0.208    $  0.254    $ 0.254     $ 0.283     $ 0.217
Net realized and unrealized gain (loss)     0.901      1.451      1.401        1.492       0.821      1.641      (0.623)      0.833
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations       $ 1.127    $ 1.682    $ 1.617     $  1.700    $  1.075    $ 1.895     $(0.340)    $ 1.050
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                $(0.220)   $(0.215)   $(0.220)    $ (0.200)   $ (0.254)   $(0.248)    $(0.275)    $(0.307)
In excess of net investment income             --         --         --           --      (0.001)        --          --      (0.008)
From net realized gain                     (1.467)    (1.467)    (1.467)      (0.890)     (0.880)    (0.337)     (0.145)     (0.525)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                       $(1.687)   $(1.682)   $(1.687)    $ (1.090)   $ (1.135)   $(0.585)    $(0.420)    $(0.840)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year            $ 8.140    $ 13.680   $ 13.170    $  8.700    $  8.090    $ 8.150     $ 6.840     $ 7.600
------------------------------------------------------------------------------------------------------------------------------------

Total Return (2)                            13.43%     12.59%     12.51%       21.60%      13.61%     28.36%      (4.45)%     15.13%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)   $270,277   $ 72,836   $ 10,742    $263,730    $240,217    $236,870    $200,419   $227,402
Ratios (As a percentage of average daily
    net assets):                             0.98%      1.81%      1.85%        0.97%       0.93%      0.95%(4)    0.91%       0.90%
    Expenses (3)
    Net investment income                    2.45%      1.62%      1.58%        2.35%       3.03%      3.60%(4)    4.05%       4.07%
Portfolio turnover (5)                         --         --         --           --          --         --          --          44%
------------------------------------------------------------------------------------------------------------------------------------

(1)  For the eleven-month period ended December 31, 1995.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the Portfolio's allocated expenses for the period the Fund was investing in the Portfolio.
(4)  Annualized.
(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.



                       See notes to financial statements

Eaton Vance Balanced Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


  1 Significant Accounting Policies
   -----------------------------------------------------------------------------
    Eaton Vance Balanced Fund (the Fund) (formerly the Eaton Vance Investors
    Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note
    6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Balanced Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Valuations of securities by the Portfolio are discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.


    C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $51,135,722 as a long-term capital gain distribution for its taxable year ended December 31, 1998.

    D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years.

    E Other -- Investment transactions are accounted for on a trade-date basis.

    F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  2 Distributions to Shareholders
   -----------------------------------------------------------------------------
    The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

Eaton Vance Balanced Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  3 Shares of Beneficial Interest
   -----------------------------------------------------------------------------
    The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                              Year Ended December 31,
                                         ---------------------------------

   Class A                                  1998                    1997
   -----------------------------------------------------------------------------
   Sales                                 1,343,770               1,006,180

   Issued to shareholders
     electing to receive
     payments of                         4,456,369               2,664,443
     distributions in Fund
     shares

   Redemptions                          (2,907,747)             (3,051,117)
   -----------------------------------------------------------------------------

   Net increase                          2,892,392                 619,506
   -----------------------------------------------------------------------------



                                                         Year Ended
   Class B                                               December 31, 1998
   -----------------------------------------------------------------------------
   Sales                                                         1,253,930

   Issued to shareholders electing to receive
     payment of distributions in Fund shares                       535,537

   Redemptions                                                    (815,682)

   Issued to EV Marathon Investors Fund shareholders             4,349,873
   -----------------------------------------------------------------------------

   Net increase                                                  5,323,658
   -----------------------------------------------------------------------------



                                                         Year Ended
   Class C                                               December 31, 1998
   -----------------------------------------------------------------------------
   Sales                                                           399,045

   Issued to shareholders electing to receive
     payment of distributions in Fund shares                        87,300

   Redemptions                                                    (222,406)

   Issued to EV Classic Investors Fund shareholders                552,006
   -----------------------------------------------------------------------------

   Net increase                                                    815,945
   -----------------------------------------------------------------------------

  4 Transactions with Affiliates
   -----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $25,178 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 1998.

    Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

  5 Distribution and Service Plans
   -----------------------------------------------------------------------------
    The Fund has adopted distribution plans (Class B Plan and Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A Plan) (collectively, the Plans). The Plans require the Fund to pay the principal underwriter, EVD amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets attributable to Class B and Class C shares, respectively. The Fund paid or accrued $503,630 and $64,354 for Class B and Class C shares, respectively, to EVD for the year ended December 31, 1998, representing

Eaton Vance Balanced Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    0.75% of the average daily net assets for Class B and Class C shares. At December 31, 1998, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $1,718,000 and $1,271,000 for Class B and Class C shares, respectively.

    In addition, the Plans also authorize each class to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing each class to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C plan requires the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 1998 amounted to $348,565, $140,173, and $21,451 for Class A, Class B, and Class C shares, respectively.

    Certain officers and Trustees of the Fund are officers or directors of EVD.

  6 Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC of 1% is imposed on any redemption of Class C shares made within one year of purchase. A
    CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $106,000 and $3,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 1998.

  7 Investment Transactions
   -----------------------------------------------------------------------------
    Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1998, aggregated $38,451,067 and $57,564,792, respectively.

  8 Transfer of Net Assets
   -----------------------------------------------------------------------------
    On January 1, 1998, EV Traditional Investors Fund received the net assets of the EV Marathon Investors Fund and EV Classic Investors Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Traditional Investors Fund, at the closing, issued 4,349,873 Class B shares and 552,006 Class C shares of the Fund having an aggregate value of $59,501,704 and $7,307,794, respectively. As a result the Fund issued one Class B share and one Class C share for each share of EV Marathon Investors Fund and EV Classic Investors Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Marathon Investors Fund's and EV Classic Investors Fund's net assets at the date of the transaction were $59,501,704 and $7,307,794, respectively, including $11,654,296 and $1,851,259 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Investors Fund (formerly "EV Traditional Investors Fund") were $330,539,316 with a net asset value of $8.70, $13.68 and $13.24 for Class A, Class B and Class C, respectively.

  9 Name Change
   -----------------------------------------------------------------------------
    Effective January 1, 1998, EV Traditional Investors Fund changed its name to Eaton Vance Investors Fund. Effective May 1, 1998, Eaton Vance Investors Fund changed its name to Eaton Vance Balanced Fund.

Eaton Vance Balanced Fund as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Shareholders
of Eaton Vance Balanced Fund:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund (the Fund) (formerly EV Traditional Investors Fund) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



                          PricewaterhouseCoopers LLP
                          Boston, Massachusetts
                          February 5, 1999

Balanced Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS

Common Stocks  62.5%
Security                                 Shares             Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.5%
--------------------------------------------------------------------------------
General Motors Corp., Class H(1)         130,000            $  5,159,375
--------------------------------------------------------------------------------
                                                            $  5,159,375
--------------------------------------------------------------------------------

Auto and Parts -- 2.5%
--------------------------------------------------------------------------------
General Motors Corp.                      60,000            $  4,293,750
Magna International, Inc., Class A        75,000               4,650,000
--------------------------------------------------------------------------------
                                                            $  8,943,750
--------------------------------------------------------------------------------

Banks - Regional -- 2.3%
--------------------------------------------------------------------------------
BankBoston Corp.                          90,000            $  3,504,375
Wells Fargo & Co.                        120,000               4,792,500
--------------------------------------------------------------------------------
                                                            $  8,296,875
--------------------------------------------------------------------------------

Banks and Money Services -- 0.3%
--------------------------------------------------------------------------------
Banco Latinoamericano de
Exportaciones(2)                          75,000            $  1,246,875
--------------------------------------------------------------------------------
                                                            $  1,246,875
--------------------------------------------------------------------------------

Beverages -- 0.9%
--------------------------------------------------------------------------------
PepsiCo, Inc.                             80,000            $  3,275,000
--------------------------------------------------------------------------------
                                                            $  3,275,000
--------------------------------------------------------------------------------

Broadcasting and Cable -- 1.2%
--------------------------------------------------------------------------------
MediaOne Group, Inc.(1)                   90,000            $  4,230,000
--------------------------------------------------------------------------------
                                                            $  4,230,000
--------------------------------------------------------------------------------

Chemicals -- 0.8%
--------------------------------------------------------------------------------
Praxair, Inc.                             80,000            $  2,820,000
--------------------------------------------------------------------------------
                                                            $  2,820,000
--------------------------------------------------------------------------------

Distribution Services -- 1.2%
--------------------------------------------------------------------------------
Bergen Brunswig Corp., Class A           120,000            $  4,185,000
--------------------------------------------------------------------------------
                                                            $  4,185,000
--------------------------------------------------------------------------------

Drugs -- 6.8%
--------------------------------------------------------------------------------
Elan Corp., PLC ADR(1)(2)                 65,000            $  4,521,563
Pfizer, Inc.                              37,800               4,741,538
Sepracor, Inc.(1)                        100,000               8,812,499
Warner-Lambert Co.                        80,000               6,015,000
--------------------------------------------------------------------------------
                                                            $ 24,090,600
--------------------------------------------------------------------------------

Electric Utilities -- 1.1%
--------------------------------------------------------------------------------
The Southern Co.                         140,000            $  4,068,750
--------------------------------------------------------------------------------
                                                            $  4,068,750
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 1.0%
--------------------------------------------------------------------------------
Intel Corp.                               30,000            $  3,556,875
--------------------------------------------------------------------------------
                                                            $  3,556,875
--------------------------------------------------------------------------------

Environmental Services -- 1.6%
--------------------------------------------------------------------------------
Waste Management, Inc.                   120,000            $  5,595,000
--------------------------------------------------------------------------------
                                                            $  5,595,000
--------------------------------------------------------------------------------

Financial - Miscellaneous -- 2.9%
--------------------------------------------------------------------------------
Fannie Mae                                45,000            $  3,330,000
MBNA Corp.                               180,000               4,488,750
MGIC Investment Corp.                     65,000               2,587,813
--------------------------------------------------------------------------------
                                                            $ 10,406,563
--------------------------------------------------------------------------------

Foods -- 3.7%
--------------------------------------------------------------------------------
Tyson Foods, Inc.                        264,700            $  5,624,875
Unilever ADR(2)                           92,000               7,630,250
--------------------------------------------------------------------------------
                                                            $ 13,255,125
--------------------------------------------------------------------------------

Health Services -- 0.7%
--------------------------------------------------------------------------------
HCR Manor Care, Inc.(1)                   90,000            $  2,643,750
--------------------------------------------------------------------------------
                                                            $  2,643,750
--------------------------------------------------------------------------------

Information Services -- 1.5%
--------------------------------------------------------------------------------
Reynolds & Reynolds, Inc., Class A       225,000            $  5,160,938
--------------------------------------------------------------------------------
                                                            $  5,160,938
--------------------------------------------------------------------------------

Insurance -- 7.6%
--------------------------------------------------------------------------------
Allstate Corp. (The)                      80,000            $  3,090,000
Berkshire Hathaway, Inc., Class B(1)       2,100               4,935,000

                       See notes to financial statements

Balanced Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Security                                 Shares             Value
--------------------------------------------------------------------------------
Insurance (continued)
--------------------------------------------------------------------------------
Mercury General Corp.                    100,000            $  4,381,250
Mutual Risk Management Ltd.              186,600               7,300,725
SunAmerica, Inc.                          90,000               7,301,250
--------------------------------------------------------------------------------
                                                            $ 27,008,225
--------------------------------------------------------------------------------

Medical Products -- 4.2%
--------------------------------------------------------------------------------
Baxter International, Inc.                55,000            $  3,537,188
Boston Scientific Corp.(1)               150,000               4,021,875
Sofamor Danek Group, Inc.(1)              60,300               7,341,525
--------------------------------------------------------------------------------
                                                            $ 14,900,588
--------------------------------------------------------------------------------

Metals and Minerals -- 1.5%
--------------------------------------------------------------------------------
Potash Corp. of Saskatchewan(2)           55,000            $  3,513,125
Steel Dynamics Corp.(1)                  150,000               1,762,500
--------------------------------------------------------------------------------
                                                            $  5,275,625
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 0.4%
--------------------------------------------------------------------------------
Rowan Companies, Inc.(1)                 140,000            $  1,400,000
--------------------------------------------------------------------------------
                                                            $  1,400,000
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 1.0%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                  70,000            $  2,161,250
Triton Energy, Ltd.(1)(2)                190,000               1,508,125
--------------------------------------------------------------------------------
                                                            $  3,669,375
--------------------------------------------------------------------------------

Oil and Gas - Integrated -- 2.4%
--------------------------------------------------------------------------------
Exxon Corp.                               67,280            $  4,919,850
Mobil Corp.                               40,000               3,485,000
--------------------------------------------------------------------------------
                                                            $  8,404,850
--------------------------------------------------------------------------------

Paper and Forest Products -- 0.7%
--------------------------------------------------------------------------------
Plum Creek Timber Co., L.P.               90,000            $  2,345,625
--------------------------------------------------------------------------------
                                                            $  2,345,625
--------------------------------------------------------------------------------

Publishing -- 1.4%
--------------------------------------------------------------------------------
Central Newspapers, Inc., Class A         70,000            $  5,000,625
--------------------------------------------------------------------------------
                                                            $  5,000,625
--------------------------------------------------------------------------------

REITS -- 2.8%
--------------------------------------------------------------------------------
Equity Office Properties Trust           110,000            $  2,640,000
Equity Residential Properties Trust      101,400               4,100,363
Prologis Trust                           150,000               3,112,500
--------------------------------------------------------------------------------
                                                            $  9,852,863
--------------------------------------------------------------------------------

Retail - Food and Drug -- 4.0%
--------------------------------------------------------------------------------
Albertson's, Inc.                         80,000            $  5,095,000
CVS Corp.                                100,000               5,500,000
Safeway, Inc.(1)                          60,000               3,656,250
--------------------------------------------------------------------------------
                                                            $ 14,251,250
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.0%
--------------------------------------------------------------------------------
Home Depot, Inc. (The)                    50,000            $  3,059,375
Republic Industries, Inc.(1)             270,000               3,982,500
--------------------------------------------------------------------------------
                                                            $  7,041,875
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 1.7%
--------------------------------------------------------------------------------
Corning, Inc.                             80,000            $  3,600,000
Millipore Corp.                           80,000               2,275,000
--------------------------------------------------------------------------------
                                                            $  5,875,000
--------------------------------------------------------------------------------

Telecommunications Services -- 2.8%
--------------------------------------------------------------------------------
Ameritech Corp.                           80,896            $  5,126,784
GTE Corp.                                 75,000               4,875,000
--------------------------------------------------------------------------------
                                                            $ 10,001,784
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $152,703,403)                          $221,962,161
--------------------------------------------------------------------------------

                       See notes to financial statements

Balanced Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Convertible Preferred Stock -- 0.5%



Security                                 Shares             Value
--------------------------------------------------------------------------------

Metals - Gold -- 0.5%
--------------------------------------------------------------------------------
Freeport McMoRan Copper & Gold,
5% Series CV                             125,000            $  1,859,375
--------------------------------------------------------------------------------
                                                            $  1,859,375
--------------------------------------------------------------------------------

Total Convertible Preferred Stock
    (identified cost $2,872,498)                            $  1,859,375
--------------------------------------------------------------------------------

Rights -- 0.0%

Security                                 Shares             Value
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 0.0%
--------------------------------------------------------------------------------
Triton Energy, Ltd.(1)(2)                 13,680            $          0
--------------------------------------------------------------------------------

Total Rights
    (identified cost $0)                                    $          0
--------------------------------------------------------------------------------

Corporate Bonds -- 22.4%


                                         Principal
                                         Amount
                                         (000's
Security                                 Omitted)           Value
--------------------------------------------------------------------------------
Air Products and Chemicals, Inc., 7.34%,
 6/15/26                                 $   720            $    808,078
Associates Corp., N.A., 5.96%,
5/15/37                                    4,280               4,277,988
Bell Telephone Co., 8.35%, 12/15/30        3,000               3,905,550
Chesapeake Potomac Telephone Co.,
8.375%, 10/1/29                            2,850               3,700,098
Commercial Credit Corp., 7.875%,
2/1/25                                     2,000               2,359,540
Commercial Credit Corp., 6.625%,
6/1/15                                     1,350               1,431,081
Connecticut Light and Power Co., 7.875%,
10/1/24                                    3,775               4,565,447
Dayton Hudson,  MTN, 5.865%, 8/15/27       2,490               2,579,018
General Motors Corp., 9.45%, 11/1/11       3,000               3,932,250
Grand Metropolitan Investments
Corp.,
7.45%, 4/15/35                             3,090               3,574,728
Intermediate American Development
Bank, 8.40%, 9/1/09                        3,690               4,543,755
Intermediate American Development
Bank, 6.95%, 8/1/26                          220                 246,640
International Finance Corp., MTN,
5.067%, 4/20/03                            5,000               4,944,450
J.C. Penney, Inc., 7.40%, 4/1/37           3,500               3,805,060
Johnson Controls, Inc., 7.70%,
3/1/15                                     1,360               1,508,226
Lowe's Cos., Inc., 7.11%, 5/15/37          5,000               5,472,350
Mead Corp. (The), 6.84%, 3/1/37            2,000               2,083,040
Proctor and Gamble Co., 8.00%,
9/1/24                                     3,000               3,770,580
Seagram (Joseph) & Sons, Inc., 9.65%,
8/15/18                                    1,030               1,238,287
State Street Bank, 7.35%, 6/15/26          2,450               2,734,543
Tennessee Valley Power Authority,
6.235%, 7/15/45                              700                 733,439
Tennessee Valley Power Authority, 5.88%,
4/1/36                                     3,350               3,554,819
Times Mirror Co., 6.61%, 9/15/27           3,250               3,244,703
Tribune Co., 6.25%, 11/10/26               1,000                 994,960
TRW, Inc., MTN, 9.35%, 6/4/20                995               1,307,370
Willamette Industries, 7.35%, 7/1/26       4,000               4,250,560
Xerox Corp., 5.90%, 5/5/37                 3,000               3,077,610
Xerox Corp., 5.875%, 6/15/37               1,000               1,024,620
--------------------------------------------------------------------------------

Total Corporate Bonds
    (identified cost $75,378,545)                           $ 79,668,790
--------------------------------------------------------------------------------

Mortgage Pass-Throughs -- 1.1%

                                         Principal
                                         Amount
                                         (000's
Security                                 Omitted)           Value
--------------------------------------------------------------------------------
FHLMC, PAC, CMO, Series 1630-PE,
5.50%, 5/15/18                           $ 1,407            $  1,404,417
FHLMC, PAC, CMO, Series 34-C, 9.00%,
11/15/19                                     125                 126,008
FHLMC, PAC, CMO, Series 41-F, 10.00%,
5/15/20                                    1,279               1,388,475
FNMA, PAC, CMO, Series 1990 24-E,
9.00%, 3/25/20                               941                 973,538
--------------------------------------------------------------------------------

Total Mortgage Pass-Throughs
    (identified cost $3,710,787)                            $  3,892,438
--------------------------------------------------------------------------------

U.S. Treasury Obligations -- 11.7%

                                         Principal
                                         Amount
                                         (000's
Security                                 Omitted)           Value
--------------------------------------------------------------------------------
U.S. Treasury Note, 5.75%, 11/30/02      $18,000            $ 18,660,959
U.S. Treasury Note, 7.125%, 9/30/99        3,000               3,053,430
U.S. Treasury Note, 6.125%, 9/30/00        4,000               4,098,120
U.S. Treasury Note, 8.50%, 2/15/00        15,000              15,616,349
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations
    (identified cost $41,187,131)                           $ 41,428,858
--------------------------------------------------------------------------------

                       See notes to financial statements

Balanced Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Commercial Paper -- 1.1%

                                         Principal
                                         Amount
                                         (000's
Security                                 Omitted)           Value
--------------------------------------------------------------------------------
General Electric Capital Corp.,
 5.50%, 1/4/99                           $ 3,891            $  3,889,217
--------------------------------------------------------------------------------

Total Commercial Paper
    (amortized cost $3,889,217)                             $  3,889,217
--------------------------------------------------------------------------------

Total Investments -- 99.3%
    (identified cost $279,741,581)                          $352,700,839
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 0.7%                       $  2,652,219
--------------------------------------------------------------------------------

Net Assets -- 100%                                           $355,353,058
--------------------------------------------------------------------------------

ADR - American Depositary Receipt
PAC - Planned Authorization Class
CMO - Collateralized Mortgage Obligations
REIT - Real Estate Investment Trust
(1) Non-income producing security.
(2) Foreign security.


                       See notes to financial statements

Balanced Portfolio as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost, $279,741,581)        $352,700,839
Cash                                                              392,256
Interest and dividends receivable                               2,282,453
Tax reclaim receivable                                              4,163
--------------------------------------------------------------------------------
Total assets                                                 $355,379,711
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees                      $      4,881
Other accrued expenses                                             21,772
--------------------------------------------------------------------------------
Total liabilities                                            $     26,653
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                                $355,353,058
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals      $282,393,800

Net unrealized appreciation (computed on the basis
    of identified cost)                                        72,959,258
--------------------------------------------------------------------------------
Total                                                        $355,353,058
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $48,178)                    $  4,082,039
Interest                                                        7,922,884
--------------------------------------------------------------------------------
Total investment income                                      $ 12,004,923
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                       $  2,132,133
Trustees fees and expenses                                         19,251
Custodian fee                                                     171,124
Legal and accounting services                                      30,398
Amortization of organization expenses                               2,113
Miscellaneous                                                       4,199
--------------------------------------------------------------------------------
Total expenses                                               $  2,359,218
--------------------------------------------------------------------------------

Net investment income                                        $  9,645,705
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)          $ 56,088,137
--------------------------------------------------------------------------------
Net realized gain                                            $ 56,088,137
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                      $(20,974,301)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         $(20,974,301)
--------------------------------------------------------------------------------

Net realized and unrealized gain                             $ 35,113,836
--------------------------------------------------------------------------------

Net increase in net assets from operations                   $ 44,759,541
--------------------------------------------------------------------------------



                       See notes to financial statements

Balanced Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)              Year Ended             Year Ended
in Net Assets                    December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income             $  9,645,705           $  8,365,076
    Net realized gain                   56,088,137             24,802,364
    Net change in unrealized
        appreciation                   (20,974,301)            29,330,948
        (depreciation)
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                   $ 44,759,541           $ 62,498,388
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                     $ 38,451,067           $ 27,019,040
    Withdrawals                        (57,564,792)           (61,370,968)
--------------------------------------------------------------------------------
Net decrease in net assets
    from capital transactions         $(19,113,725)          $(34,351,928)
--------------------------------------------------------------------------------

Net increase in net assets            $ 25,645,816           $ 28,146,460
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                  $329,707,242           $301,560,782
--------------------------------------------------------------------------------
At end of year                        $355,353,058           $329,707,242
--------------------------------------------------------------------------------





                       See notes to financial statements

Balanced Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                                                      Year Ended
                                                                    Year Ended December 31,                           January 31,
                                               -----------------------------------------------------------------    ----------------
                                                1998               1997              1996              1995(1)           1995
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                          0.67%             0.69%             0.70%             0.71%(2)           0.70%
Net investment income                             2.75%             2.62%             3.23%             3.83%(2)           4.25%
Portfolio Turnover                                  49%               37%               64%               47%                28%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)       $355,353          $329,707          $301,561          $276,375          $ 217,157
------------------------------------------------------------------------------------------------------------------------------------

(1) For the eleven-month period ended December 31, 1995.
(2) Annualized.




                       See notes to financial statements

Balanced Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Balanced Portfolio (the "Portfolio") (formerly Investors Portfolio) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Listed or unlisted securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Debt securities (other than mortgage-backed "pass through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage-backed, "pass through" securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

    C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

    D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

    E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over five years.

    F Other -- Investment transactions are accounted for on a trade date basis.

    G Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Balanced Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


2   Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
    The investment adviser fee is earned by Boston Management and Research
    (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% annually) of the Portfolio's average daily net assets up to $300 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1998 the fee was equivalent to 0.61% of the Portfolio's average net assets for such period and amounted to $2,132,133. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1998, no significant amounts have been deferred.

3   Investments Transaction
--------------------------------------------------------------------------------
    Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $108,317,908 and $119,710,077, respectively. Purchases and sales of U.S. Government/agency securities aggregated $56,534,907 and $57,471,292, respectively.

4   Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
    The cost and unrealized appreciation (depreciation) in the value of investments owned at December, 31 1998, as computed on a federal income tax basis, are as follows:


    Aggregate cost                                          $279,741,581
    ----------------------------------------------------------------------------
    Gross unrealized appreciation
                                                             $91,503,496
    Gross unrealized depreciation                            (18,544,238)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                              $72,959,258
    ----------------------------------------------------------------------------

5   Line of Credit
--------------------------------------------------------------------------------
    The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

6   Risk Associated with Foreign Investments
--------------------------------------------------------------------------------
    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Name Change
--------------------------------------------------------------------------------
    Effective May 1, 1998, the Investors Portfolio changed its name to the Balanced Portfolio.

Balanced Portfolio as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Shareholders
of Balanced Portfolio:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Balanced Portfolio (the Portfolio) (formerly Investors Portfolio) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the three years then ended, the eleven-month period ended December 31, 1995 and for the year ended January 31, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as financial statements) are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                          PricewaterhouseCoopers LLP
                          Boston, Massachusetts
                          February 5, 1999

Eaton Vance Balanced Fund as of December 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Balanced Fund

             Officers                Independent Trustees
             James B. Hawkes         Jessica M. Bibliowicz
             President and Trustee   President and Chief Operating Officer,
                                     John A. Levin & Co.
             Edward E. Smiley, Jr    Director, Baker, Fentress & Company
             Vice President
                                     Donald R. Dwight
             James L. O'Connor       President, Dwight Partners, Inc.
             Treasurer
                                     Samuel L. Hayes, III
             Alan R. Dynner          Jacob H. Schiff Professor of Investment
             Secretary               Banking, Emeritus, Harvard University
                                     Graduate School of Business Administration

                                     Norton H. Reamer
                                     Chairman and Chief Executive Officer,
                                     United Asset Management Corporation

                                     Lynn A. Stout
                                     Professor of Law, Georgetown
                                     University Law Center

                                     John L. Thorndike
                                     Formerly Director, Fiduciary Company
                                     Incorporated

                                     Jack L. Treynor
                                     Investment Adviser and Consultant



Balanced Portfolio

             Officers                Independent Trustees
             James B. Hawkes         Jessica M. Bibliowicz
             President and Trustee   President and Chief Operating Officer,
                                     John A. Levin & Co.
             Thomas E. Faust, Jr.    Director, Baker, Fentress & Company
             Vice President and
             Portfolio Manager       Donald R. Dwight
                                     President, Dwight Partners, Inc.
             James L. O'Connor
             Treasurer               Samuel L. Hayes, III
                                     Jacob H. Schiff Professor of Investment
             Alan R. Dynner          Banking, Emeritus, Harvard University
             Secretary               Graduate School of Business Administration

                                     Norton H. Reamer
                                     Chairman and Chief Executive Officer,
                                     United Asset Management Corporation

                                     Lynn A. Stout
                                     Professor of Law, Georgetown
                                     University Law Center

                                     John L. Thorndike
                                     Formerly Director, Fiduciary Company
                                     Incorporated

                                     Jack L. Treynor
                                     Investment Adviser and Consultant

Investment Adviser of
Balanced Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of
Eaton Vance Balanced Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer and Dividend
Disbursing Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109



Eaton Vance  Balanced Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                     BALSRC-2/99